COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

The Corporation, in the ordinary course of business, is a party to litigation arising from the conduct of its business. Management does not consider that these actions depart from routine legal proceedings and believes that such actions will not affect its financial position or results of its operations in any material manner. There are various outstanding commitments and contingencies, such as guarantees and credit extensions, including mostly variable-rate loan commitments of $104.4 million and $108.7 million at December 31, 2011 and 2010, respectively, which are not included in the accompanying consolidated financial statements. These commitments include unused commercial and home equity lines of credit.

The Corporation issues financial standby letters of credit that are irrevocable undertakings by the Corporation to guarantee payment of a specified financial obligation. Most of the Corporation’s financial standby letters of credit arise in connection with lending relations and have terms of one year or less. The maximum potential future payments the Corporation could be required to make equals the contract amount of the standby letters of credit and amounted to $3.6 million and $7.5 million at December 31, 2011 and 2010, respectively. The fair value of the Corporation’s liability for financial standby letters of credit was insignificant at December 31, 2011.

For commitments to originate loans, the Corporation’s maximum exposure to credit risk is represented by the contractual amount of those instruments. Those commitments represent ultimate exposure to credit risk only to the extent that they are subsequently drawn upon by customers. The Corporation uses the same credit policies and underwriting standards in making loan commitments as it does for on-balance-sheet instruments. For loan commitments, the Corporation would generally be exposed to interest rate risk from the time a commitment is issued with a defined contractual interest rate.

At December 31, 2011, the Corporation was obligated under non-cancelable operating leases for certain premises. Rental expense aggregated $2.4 million, $2.6 million and $2.8 million for the years ended December 31, 2011, 2010 and 2009, respectively, which is included in premises and equipment expense in the consolidated statements of income.

The minimum annual lease payments under the terms of the operating lease agreements, as of December 31, 2011, were as follows:

(In Thousands)
2012	$2,449
2013	2,361
2014	2,099
2015	2,012
2016	1,733
Thereafter	8,109
Total	$18,763

The Corporation leases its administrative offices under a capital lease and, in addition, sold its Gladstone property in December 2011 and leased back the portion housing the branch under a capital lease.

The following is a schedule by year of future minimum lease payments under capitalized leases, together with the present value of net minimum lease payments as of December 31, 2011.

(In Thousands)
2012	$638
2013	638
2014	719
2015	760
2016	760
Thereafter	9,891
Total minimum lease payments	13,406
Less amount representing interest	(4,228)
Present value of net minimum lease payments	$9,178

The Corporation is also obligated under legally binding and enforceable agreements to purchase goods and services from third parties, including data processing service agreements.